UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒    Definitive Proxy Statement

    Definitive Additional Materials

    Soliciting Material Pursuant to §240.14a-12

L & L ENERGY, INC.

(Name of Registrant as Specified in its Charter)

___________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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L & L Energy, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 16, 2013

To our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of L & L Energy, Inc. (the “Company”) will be held on Monday, September 16, 2013, at 1:00 PM Pacific Time, at the Company’s office located at 130 Andover Park East, Suite 200, Seattle, WA 98188, to consider the following proposals:

1.       To elect six nominees to the Company’s Board of Directors to serve beginning September 16, 2013 for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.       To approve the 2013 Stock Incentive Plan (Proposal No. 2);

3.       To cast an advisory vote to approve executive compensation (Proposal No.3);

4.       To ratify the appointment of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014 (Proposal No. 4);

5.       To ratify the appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for its Taiwan Depository Receipt application (Proposal No. 5);

6.       To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” proposals 1, 2, 3, 4, and 5. The Company intends to mail the Proxy Statement, other documents and proxy enclosed with this notice on or about August 16, 2013 to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company’s common stock on July 2, 2013, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.  You may also vote your proxy by the Internet or telephone, see the instructions on your proxy card. We thank you for your cooperation in returning your proxy card as promptly as possible.

By Order of the Board of Directors,

/s/ Dickson V. Lee

Dickson V. Lee

Chairman and Chief Executive Officer
Seattle, Washington
August 16, 2013

L & L ENERGY, INC.
130 ANDOVER PARK EAST, SUITE 200
SEATTLE, WASHINGTON 98188

_________________________________

PROXY STATEMENT

______________________________

2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, SEPTEMBER 16, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of L & L Energy, Inc. (the “Company”) to be voted at the Annual Meeting of Stockholders of 2013 (the “Annual Meeting”) which will be held on Monday, September 16, 2013, at 1:00 PM Pacific Time at the Company’s principal executive offices located at 130 Andover Park East, Suite 200, Seattle, Washington 98188, and at any postponements or adjournments thereof.

General Info about Voting

Q: Why am I receiving this proxy statement and proxy card?

A: You are receiving a proxy statement and proxy card from us because you own shares of common stock of the Company. This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. The proxy statement, proxy card, and annual report were first sent or made available to stockholders on or around August 16, 2013.

Q: What is included in these proxy materials?

A: These proxy materials include:

•         This Proxy Statement for the Annual Meeting;

•         Proxy Card;

•         The Company’s Annual Report on Form 10-K for the year ended April 30, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2013 (the “Annual Report”).

Q: Who is soliciting my vote?

A: The Board of Directors (the “Board”) of the Company is soliciting your vote as a stockholder in connection with the upcoming Annual Meeting.

Q: Where can a copy of the Annual Report be obtained?

A: Only one copy of the Company’s Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent. We will deliver promptly upon written or oral request a separate copy of the Annual Report and this Proxy Statement upon such request.

If you share an address with at least one other stockholder, currently receive one copy of our annual report and proxy statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement, please specify such request in writing and send such written request to the Secretary of the Company at 130 Andover Park East Suite 200, Seattle, WA 98188.The Company will furnish a separate copy of the Annual Report and Proxy Statement free of charge upon such written request.

Q: What is the purpose of the Annual Meeting?

A: At the Annual Meeting, stockholders will act upon the following matters:

1.       To elect six nominees to the Company’s Board to serve beginning September 16, 2013 for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.       To approve the 2013 Stock Incentive Plan (Proposal No. 2);

3.       To cast an advisory vote to approve executive compensation (Proposal No.3);

4.       To ratify the appointment of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014 (Proposal No. 4);

5.       To ratify the appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for its Taiwan Depository Receipt application (Proposal No. 5);

6.       To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In addition, management will report on the performance of the Company for the year ended April 30, 2013, report on the Company’s bonus and compensation plans, and respond to questions from stockholders.

Q: Who is entitled to vote at the meeting?

A: Stockholders of record of the Company at the close of business on July 2, 2013, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had 38,549,283 shares of common stock outstanding that are entitled to vote at the Annual Meeting. The common stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of the Company’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. You must sign and return each of the proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q: Who can attend the meeting?

A: Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 12:30 PM Pacific time, and seating will begin at 12:45 PM Pacific Time. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q: Why is the Company soliciting proxies?

A: Because many of the Company’s stockholders are unable to personally attend the Annual Meeting, the Board solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy is returned and properly executed, the stockholder’s shares will be voted according to the stockholder’s directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Q: What constitutes a quorum?

A: The presence at the meeting, in person or by proxy, of the holders of not less than 33⅓% of the outstanding shares of common stock entitled to vote will constitute a quorum permitting the meeting to conduct its business.  As noted above, as of the record date, 38,549,283 shares of the Company’s common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 12,849,761 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”) or a stockholder abstains from voting, those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q: How do I vote?

A: You may indicate your vote on the enclosed proxy card by signing and dating the card, and returning the card in the enclosed prepaid envelope.

You may also vote your proxy by the Internet or telephone. Proxies submitted by the Internet or telephone must be received by 11:59 PM EDT on September 15, 2013. To vote by the Internet, have your proxy in hand, go to www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form.  To vote by telephone, call toll free 1-800-690-6903 any time on a touch tone telephone. Have your proxy card in hand when you call and then follow the instructions.  If you vote by Internet or telephone, you do not need to mail your proxy card.

You may attend the meeting and vote in person. All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q: Can I change my vote after I have returned my proxy card?

A: Yes, a proxy may be revoked at any time before the voting of the shares represented by the proxy by giving the Secretary of the Company written notice of revocation, by submitting a duly executed proxy card bearing a later date or by a stockholder attending the Annual Meeting and electing to vote in person. Attendance at the meeting will not, by itself, revoke a proxy.

Q: What are the Board’s recommendations?

A: Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•          For the election of six nominees to the Board

•          For approval of the 2013 Stock Incentive Plan

•          For approval of executive compensation

•          For approval of the appointment of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014

•          For the approval of the appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for its Taiwan Depository Receipt application

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Q: What vote is required to approve each item?

A: The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting.  The six nominees receiving the greatest number of stockholder votes will be elected as directors.  A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. A majority of the votes cast by stockholders is needed to approve Proposals 2, 3, 4, and 5.

Q: Who will bear the cost of this proxy solicitation?

A: The Company will bear the cost of this proxy solicitation, including expenses in connection with preparing and mailing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners.

In addition to this solicitation of proxies by mail, some of our employees may solicit proxies by personal interview, telephone, facsimile or email.  These individuals will not be paid any additional compensation for any such solicitation.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTORS

Listed below are the Company’s current five directors. The Board has resolved to increase its size from the existing five to six members. The name, age, period of service as a director of the Company, and selected biographical information of our directors are set forth below.

Name	Position with the Company	Age	Director Since
Dickson V. Lee	Chairman of the Board and Chief Executive Officer	65	1995
Syd S. Peng	Independent Director	74	2011
Jingcai Yang	Independent Director	61	2012
Clayton Fong	Director and Vice President	54	2012
Mohan Datwani	Independent Director	47	2012

Mr. Dickson V. Lee, Chairman and Chief Executive Officer - Mr. Lee founded the company in 1995 and is an active participant in the China coal industry, particularly in M&A, wholesale, and logistics. He was trained by KPMG and other U.S. companies in New York. Mr. Lee obtained his New York CPA in 1983. Mr. Lee is an energetic leader who is fluent in Mandarin, Cantonese, and English. He served as a judicial member of the Hong Kong SEC Insider Dealing Tribunal (a trial court) for six years. Mr. Lee earned his MBA from Dalhousie University and received an Honorary Doctorate Degree from Chung Yuan Christian University. He travels frequently between the US and China. Among other qualifications, Mr. Lee brings to the Board extensive business expertise and leadership experience. Mr. Lee has been in a leadership position with the Company since 1995. During this time, Mr. Lee has developed an intimate knowledge of the internal workings of the Company.

Dr. Syd S. Peng, Independent Director - Dr. Peng is a distinguished professor of mining engineering at the West Virginia University (WVU), specializing in underground mining technologies.  Dr. Peng worked for the U.S. Bureau of Mines, joined the faculty of WVU where he served as Chairman of the Department of Mining Engineering from 1978 to 2006.  Dr. Peng is a member of the National Academy of Engineering and is the recipient of numerous professional awards. Dr. Peng is one of the top Mining Engineering authorities of the world. Dr. Peng has authored and co-authored 4 textbooks and 332 journal and proceedings articles in the areas of longwall mining, ground control and respirable dust. He received his undergraduate diploma in Mining Engineering in Taiwan and earned his PhD in Mining Engineering from Stanford University in 1970. Among other qualifications, Dr. Peng brings to the Board experience and expertise in both the coal and mining industries. As one of the foremost experts on Chinese and American mining engineering in the world, Dr. Peng has played a crucial role in assessing and valuing the Company’s current assets and future acquisitions.

Mr. Jingcai Yang, Independent Director – Mr. Yang is a well-known leader in the China coal industry. He has over 30 years of experience, 16 of those spent with Shenhua, the largest coal company in the world. Mr. Yang was formerly the Chief Engineer of Shenhua before being promoted to Chairman and CEO of Shendong Coal Corporation, the largest and most profitable Shenhua subsidiary, where he held full P&L responsibility. He has visited the US on numerous occasions, working with many large US coal companies. In 2007 Mr. Yang was elected as a Deputy to the Tenth National People's Congress of China. He now acts as Chairman and CEO of Ocean Wide Energy Investment Company in Beijing. Mr. Yang graduated from Fu Xin Mining Institute in 1977.  Among other qualifications, Mr. Yang brings to the Board extensive knowledge of the Chinese coal industry, vast amount of business and executive leadership experience. In addition, he has a vast amount of business and executive leadership experience as well as his strong network within the coal community in China.

Mr. Mohan Datwani, Independent Director – Mr. Datwani was formerly a partner of Paul, Hastings, Janofsky & Walker, a US based international law firm. He has represented a number of leading global financial and corporate institutions on M&A projects in China and Mongolia. His M & A experience includes major coal and resources transactions. Mr. Mohan Datwani joined the company as advisor in October, 2011. Mr. Datwani is admitted as a solicitor in England & Wales and holds an LLB and an LLM from University of Hong Kong and an MBA from University of Iowa with Distinction. He frequently travels within Asia, Europe and the US and speaks fluent English and Chinese. Among other qualifications, Mr. Datwani brings to the Board his business and legal expertise mining, securities, and corporate governance as well as his experience in M&A projects in Asia.

Mr. Clayton Fong, Director and Vice President – Mr. Fong currently holds the position as Vice President of L& L. He formerly was appointed by President George HW Bush as Deputy Assistant to the President for Public Liaison, Deputy Director of the US Office of Consumer Affairs and Deputy Associate Director of Presidential Personnel. Mr. Fong is well versed in the US and China coal industry, with experience in mining and logistics. He oversaw the Bowie Mine due diligence and investment for L&L. He was also the CEO of an organization with a payroll of over 1000 employees in 11 offices nationwide. Mr. Fong has extensive experience in management, human resources, marketing, government affairs and international business. He has been an Officer of the Company since 2010. Among other qualifications, Mr. Fong brings to the Board his executive leadership experience and intimate knowledge of the Company. He also brings to the board extensive knowledge in business as well as the coal industry.

Board Committees

                Our Board has a standing Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. The Board has determined that all committee members are independent under applicable NASDAQ and SEC rules for committee memberships.

Audit Committee

                The Board established the Audit Committee in 2008.  The Audit Committee consists of Mr. Mohan Datwani, Dr. Syd Peng and Mr. Jingcai Yang, with Mr. Mohan Datwani serving as Chairman.  As more fully described in its charter, the Audit Committee’s responsibilities include:  1) monitoring the quality, reliability and integrity of the accounting policies and financial statements of the Company; 2) overseeing the Company’s compliance with legal and regulatory requirements; 3) reviewing the independence, qualifications and performance of the Company’s internal and external auditors; 4) overseeing the performance of the Company’s internal audit function and independent auditors; and 5) preparing an audit committee report as required by the SEC to be included in the Company’s annual proxy statement.  The Audit Committee charter is posted on our website at www.llenergyinc.com/Corporategovernance.html.

Audit Committee Financial Experts

                The Board has determined that Mr. Mohan Datwani qualifies as an “audit committee financial expert” as defined under applicable SEC rules and also meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(l) under the Exchange Act.

Nominating and Corporate Governance Committee

                The Nominating and Corporate Governance Committee of the Company was established by the Board in 2008.  The Nominating and Corporate Governance Committee consists of Messrs. Mohan Datwani and Jingcai Yang and Dr. Syd Peng, with Dr. Syd Peng serving as Chairman.  The Nominating and Corporate Governance Committee has a written charter describing its functions and responsibilities which include:  1) to assist the Board in identifying individuals qualified to become members of the Board and executive officers of the Company, 2) to select, or recommend that the Board select, director nominees for election as directors by the stockholders of the Company; 3) to develop and recommend to the Board a set of effective governance policies and procedures applicable to the Company; 4) to lead the Board in its annual review of the Board’s performance; 5) recommend to the Board director nominees for each committee, 6) to make recommendations regarding committee purpose, structure and operations, and 7) to oversee and approve a management continuity planning process. The Nominating and Corporate Governance Committee charter is posted on our website at www.llenergyinc.com/Corporategovernance.html.

Compensation Committee

                The Compensation Committee of the Company was established by the Board in 2008 to assist the Board in discharging its responsibilities relating to compensation of the directors and executive officers of the Company.  The Compensation Committee consists of Messrs. Mohan Datwani and Jingcai Yang and Dr. Syd Peng, with Mr. Jingcai Yang serving as Chairman.  The Compensation Committee has a written charter for its members describing specific powers and duties which include:  1) to review and approve the Company’s overall compensation philosophy and policies for executive officers of the Company and its subsidiaries generally; and to review, approve and recommend the compensation of the CEO (including salary, bonuses and benefits) for approval by the directors serving on the Board who satisfy the Independence Requirements; 2) to review and approve the corporate goals and objectives relevant to the compensation of the CEO, with the primary overall objectives of the Company’s executive compensation program focused on attracting, retaining and motivating the Company’s management and providing a strong link between executive compensation and performance. 3) to request that management obtain information in order for the Committee to assess executive compensation, 4) to oversee, review, monitor and make recommendations to the Board with respect to compensation plans, equity-based plans and plans pertaining to incentive compensation, pensions, benefits and retirement savings and to exercise all the authority of the Board with respect to the administration and interpretation of such plans; 5) to review and approve all equity- and cash-based awards pursuant to the Company’s plans; 6) to review and approve any employment contract or related agreement, such as a severance arrangement or a supplementary pension, for any executive officer; 7) to review director compensation, if any, and recommend from time to time to the Board any proposed changes to such compensation; 8) to review periodically the need for a Company policy regarding compensation paid to the Company’s executive officers in excess of limits deductible under Section 162(m) of the Code; 9) to serve as a counseling committee to the CEO of the Company regarding compensation matters and such other matters as the Board may from time to time direct; 10) to review the procedures and policies of the Company designed to ensure compliance with applicable laws and regulations relating to compensation of executive officers and to monitor the results of these compliance efforts; 11) to maintain minutes or other records of meetings and activities of the Committee and to report to the Board following meetings of or actions taken by the Committee; 12) to have prepared and to review and discuss with management the Company’s compensation discussion and analysis disclosure required by the SEC and, based on this review and discussion, recommend to the Board the inclusion of such disclosure in the Company’s proxy statement or annual report on Form 10-K, in accordance with applicable rules and regulations promulgated by the SEC, the NASDAQ and other regulatory bodies; 13) to produce a compensation committee report on executive officer compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC; 14) to conduct or authorize investigations into any matters within the Committee’s purpose and powers; 15) to review and reassess the powers of the Committee and the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval; 16) to conduct an annual performance review and evaluation of the Committee; 17) to consider such other matters in relation to the compensation polices of the Company as the Committee or the Board may, in its discretion, determine to be advisable.  The Compensation Committee charter is posted on our website at www.llenergyinc.com/Corporategovernance.html.

Meetings of Board of Directors

                The Board of Directors met five times during the fiscal year ended April 30, 2013, of which two were in person.  The Board of Directors has standing Audit, Compensation and Nominating & Corporate Governance Committees.  Each director attended at least 75% of the aggregate number of the Company’s board meetings and meetings of the committee on which each such director served during the fiscal 2013 year.

                In September of 2013, concurrent with the Annual Meeting, a strategic corporate planning Board meeting will be held to discuss the Company’s business matters with Management.

               All directors are expected to attend the Company’s Annual Meeting.

Board Leadership Structure and Role in Risk Oversight.

Dickson V. Lee is our chairman and chief executive officer. At the advice of other members of the management or the Board, Mr. Lee calls meetings of Board of Directors when necessary. We have three independent directors. We do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. The Board also believes Mr. Lee’s significant ownership of the Company’s common stock aligns his interests with those of the Company’s shareholders. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company, with a single person setting the tone and managing our operations.

The Board regularly receives, reviews and discusses information regarding risks related to the Company’s results of operations, business, strategy, financial position and liquidity. Each of the Board’s committees also reviews the risks related to such Committee’s areas of responsibility and reports to the Board regarding such matters. The Audit Committee serves as the Board’s representative for the oversight of risks related to, among other things, the Company’s financial statements and compliance with legal, regulatory and ethical requirements. The Nominating and Corporate Governance Committee monitors risks associated with the Company’s director nomination process and corporate governance practices. The Compensation Committee oversees compensation-related risks, including, without limitation, by evaluating the Company’s compensation plans, policies and programs.

Code of Ethics

The full text of our Code of Ethics can be found at: http://www.llenergyinc.com/Codeofethics.html

Compensation of Directors

Board Member Contracts

Each member of the Board of the Company is required to sign a Board Member Contract.  Pursuant to the Board Member Contract, Directors serve a term which expires on the earlier of one year or until the next annual stockholders’ meeting, at which time such Director’s one-year term expires and such Director is subject to re-election.  The Board Member Contract provides that the Directors may be appointed to sit on a committee of the Board of the Directors.  The Board Member Contract sets forth the annual compensation for Directors, currently as follows: $80,000 (prorated if less than one year of service).  Although the contract provides that payment will be made 80% in cash and 20% in stock by value, the Board recently approved payment in such proportion of cash and stock as each Board member may prefer.  In an effort to conserve L&L’s cash, three directors have indicated that they will take their compensation all in options, with the remaining two directors taking 50% in stock. Director compensation is subject to change by the Company’s Compensation Committee.  The Board Member Contract also sets forth the responsibilities of each of the Director and Company with respect to the directorship. Per the Board of Directors meeting in Sanya China in January, 2013, the Board unanimously approved a onetime increase of $50,000 in annual compensation per Board member based on the Company’s strong performance over the 2013 fiscal year, which will be awarded in shares of the Company. This resulted in a grant of 28,571 shares per Board member (valued at $1.75 per share).

Director Compensation

This section provides information regarding the compensation for directors (in respect of services only as a director in the case of Messrs. Dickson Lee and Clayton Fong) and amounts paid and securities awarded to these directors during fiscal 2013.  Directors may, at their option, elect to receive their total compensation in any ratio of cash to equity.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option/Warrant Awards(2) ($)	Total ($)

Dickson V. Lee	-	50,000	80,000	130,000
Clayton Fong	-	50,000	80,000	130,000
Syd S. Peng	10,667	66,000	80,000	156,667
Mohan Datwani	26,667	76,667	-	103,333
Jingcai Yang	45,714	81,429	-	127,143
Norman Mineta(3)	41,667	41,667	-	83,334
Dennis Bracy(4)	16,696	4,174	-	20,870
Shirley Kiang(3)	21,333	5,333	-	26,666
Edmund Moy(3)	-	-	-	-

 (1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2013, in accordance with Financial Accounting Standards Board ASC Topic 718, of restricted stock awards issued to the named directors.  For restricted stock awards, fair value is calculated using the closing price on the grant date. For information regarding the number of restricted stock units held by each director as of April 30, 2013, see the column “Stock Awards Outstanding” in the table below.

(2) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2013, in accordance with Financial Accounting Standards Board Statement FAS 123(R), of Options/Warrants issued including amounts from outstanding Options/warrant awards granted during and prior to fiscal 2013.  No Options/warrants were forfeited by any of the directors during fiscal 2013.  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the directors. For information regarding the number of Options/warrants held by each director as of April 30, 2013, see the column “Warrants Outstanding” in the table below.

(3) The directors elected not to stand for re-election at the Annual Meeting of Stockholders of 2012 held on August 31, 2013. Therefore the table only reflected their compensation for part of the fiscal year during which they served as directors. Mr. Moy did not receive any compensation for his services on the Board.

(4) Mr. Dennis Bracy resigned as a director of the Company on August 5, 2012. The table only reflected his compensation for part of the fiscal year during which he served on the Board.

The directors held the following numbers of stock awards and warrant awards as of April 30, 2013:

Director	Stock Awards Outstanding	Options/Warrants Outstanding
Dickson V. Lee	6,443,750	106,250
Clayton Fong	273,472	117,813
Syd S. Peng	64,373	80,000
Mohan Datwani	50,167	-
Jingcai Yang	42,582	-
Norman Mineta (1)	-	-
Dennis Bracy (2)	10,188	-
Shirley Kiang (1)	28,598	-
Edmund Moy (1)	-	-

(1) Served as director until August 30, 2012.

(2) Served as director until August 4, 2012.

Stockholder Communications with Our Board of Directors

                Stockholders may communicate directly with our Board of Directors by writing to them: c/o L & L Energy, Inc. 130 Andover Park East, Suite 200, Seattle, WA 98188. Unless the communication is marked “confidential”, our Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Nomination Committee. Any stockholder communication marked “confidential” will be logged as “received,” but will not be reviewed by the Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Nomination Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Secretary will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in the Company’s stockholder communications log.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Mohan Datwani and Jingcai Yang (Chair) and Dr. Syd Peng.  No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

EXECUTIVE OFFICERS

                Our executive officers serve at the pleasure of the Board. The following sets forth certain information with respect to our executive officers. Biographical information pertaining to Mr. Dickson V. Lee and Mr. Clayton Fong, who are also directors of the Company, is provided above under the section entitled “Directors.”

Name	Age	Date of Appointment	Position with the Company
Dickson V. Lee	65	August 25, 2008	Chief Executive Officer, and Chairman of the Board
Ian G. Robinson	74	July 1, 2011	Chief Financial Officer
Clayton Fong	54	September 29, 2009	Vice President and director

                Mr. Ian G. Robinson, Chief Financial Officer – Mr. Robinson, is a former partner at Ernst & Young. Mr. Robinson, holding the non-practicing member designation from the Hong Kong Institute of Certified Public Accountants, has many years of experience in auditing and public reporting and has been serving as a board member of several publicly listed companies (in the U.S.: in addition to L & L Energy, Inc., Revonergy, Inc, and China Medicine Corporation).  Over the last five years, Mr. Robinson has been the Managing Director of Robinson Management Limited, a consulting company based in Hong Kong.

                There are no family relationships among our directors or officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of August 16, 2013 with respect to persons known to the Company to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of the Company and by all directors and executive officers of the Company as a group.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 16, 2013 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person.  To the best of our knowledge, subject to community and martial property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Class of Stock	Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Executive Officer(s) and Directors
Common	Dickson V. Lee 130 Andover Park East, Suite 200 Seattle, Washington 98188	6,556,400(2)	16.96%
Common	Clayton Fong	394,285 (3)	*
Common	Ian Robinson	56,333 (4)	*
Common	Syd S. Peng	144,373 (5)	*
Common	Mohan Datwani	114,873 (6)
Common	Jingcai Yang	44,958 (7)	*
Common	All Officers and Directors, (six persons)	7,312,222	18.81%

* less than one percent.

_________________

(1) Address is needed in the case of the individual holds five percent.

(2) Includes 80,000 units of options and 26,250 units of warrant to purchase 106,250 shares of common stock that are presently exercisable.

(3) Includes 80,000 units of options and 37,813 units of warrant to purchase 117,813 shares of common stock that are presently exercisable.

(4) Includes warrants to purchase 23,000 shares of common stock that are presently exercisable and 33,333 shares of common stock that Mr. Robinson has a right to receive as compensation from July 1, 2012 to July 31, 2013.

(5) Includes options to purchase 80,000 shares of common stock that are presently exercisable.

(6)Includes 2,674 shares of common stock that Mr. Datwani has a right to receive as compensation for the first fiscal quarter ending July 31, 2013.

(7) Includes 2,674 shares of common stock that Mr. Yang has a right to receive as compensation for the first fiscal quarter ending July 31, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company and any written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were timely met during fiscal year 2013, except as follows:

•         A late Form 4 report was filed by Norman Mineta on August 9, 2012 to report the sale of 6,858 shares of common stock, effective August 1, 2012.

•         A late Form 4 report was filed by Shirley Hsueh-Wei Kiang on August 10, 2012 to report the sale of 2,286 shares of common stock, effective August 1, 2012.

•         A late Form 4 report was filed by Syd S. Peng on August 10, 2012 to report the sale of 17,858 shares of common stock, effective August 1, 2012.

•         A late Form 4 report was filed by Dennis Bracy on August 14, 2012 to report the sale of 2,376 shares of common stock, effective August 1, 2012.

•         A late Form 3 report was filed by Jingcai Yang on September 7, 2012 to report the acquisition of 5,000 shares of common stock, effective April 9, 2012.

•         A late Form 4 report was filed by Jingcai Yang on September 7, 2012 to report the acquisition of 2,046 shares of common stock, effective August 1, 2012.

•         A late Form 4 report was filed by Norman Mineta on September 27, 2012 to report the acquisition of 5,512 shares of common stock, effective August 31, 2012.

•         A late Form 4 report was filed by Edmond C. Moy on October 26, 2012 to report the sale of 5,800 shares of common stock, effective October 22, 2012.

•         A late Form 4 report was filed by Dickson V. Lee on November 5, 2012 to report the sale of 750,447 shares of common stock, effective October 31, 2012.

•         A late Form 4 report was filed by Dickson V. Lee on November 7, 2012 to report the acquisition of 80,000 shares in stock options, to be vested in quarterly installments, effective August 31, 2012.

•         A late Form 4 report was filed by Clayton Fong on November 7, 2012 to report the acquisition of 80,000 shares in stock options, to be vested in quarterly installments, effective August 31, 2012.

•         A late Form 4 report was filed by Syd S. Peng on November 9, 2012 to report the acquisition of 2,117 shares of common stock and 80,000 shares in stock options, to be vested in quarterly installments, effective August 31, 2012.

•         A late Form 4 report was filed by Jingcai Yang on November 13, 2012 to report the acquisition of 3,993 shares of common stock, effective October 31, 2012.

•         A late Form 4 report was filed by Mohan Datwani on November 13, 2012 to report the acquisition of 3,454 shares of common stock, effective October 31, 2012.

•         A late Form 4 report was filed by Jingcai Yang on February 20, 2013 to report the acquisition of 5,348 shares of common stock, effective January 31, 2013.

•         A late Form 4 report was filed by Mohan Datwani on March 4, 2013 to report the acquisition of 5,348 shares of common stock, effective January 31, 2013.

•         A late Form 4 report was filed by Syd S. Peng on May 3, 2013 to report the acquisition of 28,571 shares of common stock, effective April 30, 2013.

•         A late Form 4 report was filed by Mohan Datwani on May 3, 2013 to report the acquisition of 33,780 shares of common stock, effective April 30, 2013.

•         A late Form 4 report was filed by Dickson V. Lee on May 3, 2013 to report the acquisition of 28,571 shares of common stock, effective April 30, 2013.

•         A late Form 4 report was filed by Jingcai Yang on May 3, 2013 to report the acquisition of 33,708 shares of common stock, effective April 30, 2013.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee reviews transactions between the Company and related persons submitted by the Company's General Counsel for the Committee's consideration pursuant to the terms of the Company’s Statement of Policy with Respect to Related Person Transactions (the "Related Persons Policy"). The Committee shall consider and have the authority to approve, amend, ratify, terminate or rescind such transactions at the next Committee meeting, provided that, in those instances specified in the Relates Persons Policy, the Chairman shall consider and have the authority to approve such transactions between Committee meetings. The Committee delegates such authority to the Chairman, and the Chairman shall report to the Committee at the next Committee meeting any approval under the Related Persons Policy pursuant to the delegated authority.

Related Person Transactions

In August 2013, in order to relieve several debt obligations, the Company entered into a securities transaction with Ironridge Global IV, ltd., a British Virgin Islands investment firm with offices in California (“Ironridge”), whereby Ironridge has agreed to purchase approximately $5,000,000 worth of the Company’s debt and release the Company of its debt obligations in exchange for the Company’s free trading shares pursuant to the registration exemption under 3(a)(10) of the Securities Act of 1933, as amended. Prior to this transaction, the Company owed Mr. Dickson Lee, the Chairman and Chief Executive Officer of the Company, a total $2,149,640 in debt. Among the Company’s debts purchased by Ironridge, $800,000 belonged to Mr. Lee, who received cash from Ironridge for the assignment of his debt. Ironridge has commenced an action against the Company to recover the debts of the Company in court and agreed to settle the debts with the Company pursuant to a proposed settlement stipulation, which is subject to approval by the court. This transaction has been approved by the Audit Committee and the Board and the Company anticipates its completion by the end of August.

 Director Independence

                The Board has determined that Messrs. Mohan Datwani, Jingcai Yang and Dr. Syd S. Peng are the independent directors based on the definition of independence in Rule 5605(a)(2)of the listing standards of The Nasdaq Stock Market.

Involvement in Certain Legal Proceedings

                (a) Except as described in paragraph (b) below, during the past ten years, none of the Company’s directors or executive officers has:

•         Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•         Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•         Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•         Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•         Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

                (b) The officers and directors of the Company were subject to the following orders during the past 10 years:

•         In March 2006, the California Corporation’s Commissioner issued an administrative order prohibiting Mr. Dickson V. Lee from making offers or sales of securities in California unless and until such shares have been qualified, effecting transactions as broker-dealer of the Company’s securities until Mr. Lee was registered as a broker-dealer, or offering or selling or buying or offering to buy any security in California by means of any misleading statement.  Mr. Lee has been in compliance with the order since its issue.

•         In February 2007, Dickson V. Lee was prohibited by FINRA from practicing as a broker for one year.  The one-year period has since been completed and Mr. Lee is eligible to hold a broker license should he so choose.

•         In April 2007, the Department of Banking of the State of Connecticut issued a consent order against the Company and its officers ordering (i) the Company and its officers to refrain from violations of state securities laws, (ii) prohibiting the Company from selling securities in or from Connecticut for ten years and (iii) payment of an administrative fine. On November 9, 2009, the Department of Banking granted the Company the relief and entered an order modifying the consent that the Company is permitted to sell securities so long as it complies with the terms of the order.

                No director, officer or affiliate of the Company, or any record or beneficial owner of 5% or more of the Company’s common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, the Company or any of its subsidiaries.

REPORT OF THE COMPENSATION COMMITTEE

                The information set forth in this Report of the Compensation Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

                The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on this review and discussion, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in this Proxy Statement.

                Submitted by the members of the Compensation Committee of the Board of Directors,

Mr. Jingcai Yang, Chair

Mr. Mohan Datwani

Dr. Syd Peng

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes our compensation program as it relates to our Named Executive Officers set forth below in the Summary Compensation Table. In this Compensation Discussion and Analysis, we first discuss the objectives of our executive compensation program. Next, we review the process our Compensation Committee follows in deciding how to compensate our Named Executive Officers. We then provide a brief overview of the specific elements of our compensation program. Lastly, we present a detailed discussion and analysis of our Compensation Committee's specific decisions about the compensation of our Named Executive Officers for fiscal year 2013.

Objectives of Our Executive Compensation Program

The design and operation of our executive compensation program reflect the following objectives, established by our Compensation Committee with input from our Board and other management team members:

•         to recruit and retain talented leadership;

•         to tie executive compensation with stockholder value;

•         to emphasize performance-based compensation ; and

•         to maintain an executive compensation program that encourages our Named Executive Officers to adhere to high ethical standards.

How Our Executives' Compensation is Determined

Our Compensation Committee develops, reviews, and approves each element of compensation for each of our Named Executive Officers. The Compensation Committee also regularly assesses the effectiveness and competitiveness of the program and the elements that we use to determine compensation.

In the first quarter of each year, the Compensation Committee generally reviews the previous year's performance of each of our Named Executive Officers. In connection with this review, the Compensation Committee generally reviews and adjusts, as appropriate, annual base salaries for our Named Executive Officers, determines their annual discretionary incentive bonuses based on their prior year's performance and reviews their total compensation against market data. The Compensation Committee also, on occasion, meets with our Chief Executive Officer to obtain recommendations with respect to the Company's compensation programs and practices generally. The Compensation Committee considers, but is not bound to accept, management's recommendations with respect to Named Executive Officer compensation.

The Compensation Committee discusses our Chief Executive Officer's compensation package with him, but makes decisions with respect to his compensation without him present. The Compensation Committee has the ultimate authority to make decisions with respect to the compensation of our Named Executive Officers.

Our Compensation Committee reports to our Board on the major items covered at each Compensation Committee meeting.

In making compensation decisions, it has been the practice of the Compensation Committee to review the historical levels of each element of a Named Executive Officer's total compensation and to compare each element with that of other named executive officers in an appropriate market comparison group, which includes other comparable energy companies within our industry of similar size in terms of revenue and market capitalization. The comparison of each Named Executive Officer's compensation to market compensation data has been prepared by executive compensation consultants.  Even though the Compensation Committee has reviewed market compensation data, we do not believe that it is appropriate to establish compensation levels based solely on benchmarking. Our Compensation Committee relies upon the judgment of its members in making compensation decisions, after reviewing the performance of the Company and carefully evaluating each Named Executive Officer's performance during the year against leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance stockholder value. While competitive market compensation paid by other companies is one of the many factors that the Compensation Committee considers in assessing the reasonableness of compensation, the Compensation Committee does not attempt to maintain a certain target percentile within a peer group or otherwise rely entirely on that data to determine Named Executive Officer compensation. Instead, the Compensation Committee incorporates flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment. We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives, however we do not rigidly apply any particular apportionment goal and it does not control our compensation decisions. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our Named Executive Officers to deliver superior performance and to retain them to continue their careers with the Company on a cost-effective basis.

Our Compensation Committee considers the possible tax consequences to the Company and to its executives of our compensation programs, the accounting consequences to the Company of different compensation decisions and the impact of such decisions on stockholder dilution. With respect to the tax consequences to the Company, the Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our Named Executive Officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is qualified performance based compensation within the meaning of Section 162(m). Where reasonably practicable, our Compensation Committee and Board seek to qualify the variable compensation paid to our Named Executive Officers for an exemption from the deductibility limitations of Section 162(m). In approving the amount and form of compensation for our Named Executive Officers, our Compensation Committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m). However, to maintain maximum flexibility in designing compensation programs, the Compensation Committee will not limit compensation to those levels or types of compensation that are intended to be deductible or that lead to a particular accounting result or level of stockholder dilution.

Our Compensation Committee structures our executive compensation program in a manner that it believes does not promote inappropriate risk taking by our executives, but rather encourages management to take a balanced approach, focused on achieving our corporate goals.

Elements of Our Executive Compensation Program

We maintain an executive compensation program for our Named Executive Officers comprised of fixed and performance-variable elements. There are four main elements of each Named Executive Officer's total compensation that address and fulfill the objectives set forth above. These elements, described in more detail below, are:

•         base salary;

•         annual discretionary incentive bonus;

•         long-term equity incentives; and

•         perquisites, health and welfare benefits and other compensation.

The compensation that each Named Executive Officer receives is a combination of these elements. The Company has chosen these elements because they align the interests of our stockholders with those of our Named Executive Officers by focusing on compensation that includes pay that links individual performance to the Company's performance, short-term and long-term performance goals, equity-based benefits that promote an ownership mentality with the Company, and benefits that ensure healthy and productive employees.

Named Executive Officers' Fiscal Year 2013 Compensation

Base Salaries

In general, base salaries for our Named Executive Officers are initially established through arms-length negotiation at the time the executive is hired, taking into account such executive's qualifications, experience, prior salary and competitive salary information for companies that are comparable to ours. Base salaries of our Named Executive Officers are reviewed annually and adjustments to base salaries are based on the scope of an executive's responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases generally take into account the Named Executive Officer's current salary and the amounts paid to the Named Executive Officer's peers outside the company. In addition to considering the competitive pay practices of other companies, we also consider the amounts paid to a Named Executive Officer's peers inside the Company by conducting an internal analysis which compares the pay of each Named Executive Officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Compensation Committee believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective and contingent on the achievement of performance objectives.

The base salaries paid to all of our Named Executive Officers for fiscal 2013 are set forth in the “Summary Executive Compensation Table.”

Annual Discretionary Incentive Bonuses

It is the Compensation Committee's objective to ensure that performance bonuses made to the Named Executive Officers are tied to the Company's overall financial performance and stockholder value. The Company's practice has been to determine and pay annual discretionary incentive bonuses for performance during a particular fiscal year following the end of the fiscal year. Such determination is made within the complete discretion of the Compensation Committee, based on the Compensation Committee's retrospective review of both the Company's performance and the individual Named Executive Officer's performance for the fiscal year. No pre-established formula is followed by the Compensation Committee for determining whether and the extent to which any employee may receive a bonus. More specifically, the Compensation Committee does not prospectively establish individual or Company-wide qualitative or quantitative targets that must be achieved in order for Named Executive Officers to earn a bonus under the annual discretionary incentive bonus program. This structuring of discretionary performance bonuses based on a pay-for-performance method motivates and rewards the Named Executive Officers for their contributions to strong annual business performance by making a substantial portion of their total cash compensation received variable and dependent upon the Company's annual financial performance, as determined at the discretion of the Compensation Committee.

Long-Term Equity Incentives

The goals of our long-term, equity-based incentive awards are to align the interests of our Named Executive Officers with the interests of our stockholders and to provide each Named Executive Officer with an incentive to manage the Company from the perspective of an owner with an equity stake in the business. Because vesting is based on continued service, our equity-based incentives also facilitate the retention of our Named Executive Officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our Named Executive Officers, our Compensation Committee may take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to the Company, the size of prior grants and competitive market data. Based upon some or all of these factors, the Compensation Committee determines the size of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

To reward and retain our Named Executive Officers in a manner that best aligns employees' interests with stockholders' interests, our Compensation Committee uses stock options as the primary incentive vehicle for long-term compensation opportunities. We believe that issuing stock options is an effective tool to meet one of the objectives of our compensation program by increasing long-term stockholder value through the tying of the value of the stock options to our future financial performance. Because stock option recipients are only able to profit from stock options if our stock price increases relative to the stock option's exercise price, we believe that stock options provide meaningful incentives to achieve an increase in the overall value of our stock over time.

Consistent with the process in place in prior years, annual grants of options to the Named Executive Officers are typically approved by the Compensation Committee during the fourth quarter of the year. While the vast majority of stock option awards to our Named Executive Officers have been made pursuant to this annual process, the Compensation Committee retains the discretion to make stock option awards to Named Executive Officers at other times, including in connection with the hiring of a Named Executive Officer, for retention purposes or for other circumstances recommended by management or the Compensation Committee.

Consistent with the practice for all of our employees, the exercise price of each stock option grant made to a Named Executive Officer is the fair market value of the Company's common stock on the grant date, which our equity incentive plans determine to be the closing price of our common stock on the NASDAQ Global Market on the date of grant. Except as otherwise described in this proxy statement, stock option awards to our Named Executive Officers typically vest over a five-year period as follows: 20% of the shares underlying the option vest upon the completion of each year of service on each of the first through fifth annual anniversaries of the vesting commencement date.

Perquisites, Health and Welfare Benefits and Other Compensation

The establishment of competitive benefit packages for our Named Executive Officers is an important factor in attracting and retaining highly qualified personnel. Our Named Executive Officers are eligible to participate in all of our employee benefit plans, including but not limited to medical, dental, vision, in each case on the same basis as other employees. We believe that these health and welfare benefits help ensure that the company has a productive and focused workforce through reliable and competitive health and other benefits.

We do not generally provide significant perquisites or personal benefits to our Named Executive Officers with the exception that vehicles are provided to several executives for their use.

Change In Control Agreements

The Company’s 2010 and 2013 Stock Incentive Plans provide that, if the Company is a party to a merger, reorganization or other corporate transaction, outstanding awards shall be subject to the agreement providing for such merger, reorganization or corporate transaction.  Such agreement need not provide for uniform treatment of awards (or portions thereof) and may provide, without limitation, for the assumption of outstanding awards (or portions thereof) by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the participant.

The Compensation Committee may determine, at the time of grant of an award or thereafter, that such award shall become vested and exercisable, in full or in part, in the event of a change in control.

Stock Ownership Guidelines

We have not adopted stock ownership guidelines. We currently do not require our directors or executive officers to own a particular amount of our common stock. Our Compensation Committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group's interests with those of our stockholders.

Summary Compensation Table -2013, 2012, 2011

The following table shows information regarding compensation of each of the named executive officers for each of the years they were so designated during fiscal years ended April 30, 2013, 2012, and 2011.

Summary Executive Compensation Table

Name and Principal Position	Year	Base Salary	Stock Awards	Option Awards(3)	Non-Equity Awards	Total

Dickson V. Lee, Chairman of the Board and Chief Executive Officer	2013	$300,000(4)		-	-	$300,000

	2012	$250,000	-	-	-	$250,000

	2011	$200,000	$1,033,702 (2)	-	-	$1,233,702

Ian Robinson, CFO	2013	$150,000	$168,165 (1)	-	-	$314,093

	2012	$139,667	$6,667	-	-	$146,334

	2011	$64,000	$16,000	-	-	$80,000

Clayton Fong, Vice President - US Operations	2013	$162,496	$168,500 (5)	-	-	$330,996

	2012	$216,288	$168,500	-	-	$384,788

	2011	$250,000	$592,900	-	$102,000	$944,900

Edmund Moy, Vice President –Corporate Infrastructure	2013	$60,000	$789,337 (6)	-	-	$849,337

	2012	$198,750	$342,330	-	-	$541,080

	2011	$120,313	-	-	-	$120,313

*The four listed above are the only executive officers of the Company.

___________________

(1) The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2013, 2012 & 2011, in accordance with Financial Accounting Standards Board ASC Topic 718, of restricted stock awards issued to the named directors.  For restricted stock awards, fair value is calculated using the closing price on the grant date.

(2) Bonus amounts reported herein are for services performed in the fiscal year ending April 30, 2011. These amounts were not awarded to the recipients until they were approved on September 15, 2011 at the Annual Meeting of Stockholders.

(3) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2011, in accordance with Financial Accounting Standards Board Statement FAS 123(R), of Warrants issued including amounts from outstanding warrant awards granted during and prior to fiscal 2011.  No warrants were issued to or forfeited by any of the executive officers during fiscal 2012.  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the executive officers.

(4) $300,000 of $400,000 base salary paid in Cash and $100,000 accrued and not yet paid.

 (5)50,000 shares ($168,500) stock bonus vested and issued.

(6)66,667 shares ($789,337) stock bonus vested and issued.

Employment Agreements

Mr. Dickson V. Lee, Chairman and CEO, base salary was increased to $400,000 in fiscal year 2011. No change was made to his compensation for fiscal year 2013. Mr. Lee is entitled to standard benefits of the Company. In the event of Termination without Cause, Resignation by Employee for Good Reason, or Resignation as a Result of Change of Control, Mr. Lee is entitled to base salary, awarded bonuses, earned benefits, acceleration of any unvested warrant awards which will immediately vest and become exercisable, reimbursement of COBRA benefits for six (6) months.  Mr. Lee does not have any outside business activities. Any outside activities, if any, must be secondary to his employment with the Company, and should be disclosed to the Board of Directors. The Company will use commercially reasonable efforts to insure Mr. Lee under the Company’s Directors and Officers Liability Insurance Policy and the Company agrees to indemnify Mr. Lee in connection with his service as an officer of the Company.

Mr. Ian G. Robinson, CFO, entered into a letter agreement confirming his employment as of July 1, 2011. The contract is a one year term expiring on June 30, 2013. Mr. Robinson has outside business activities that he has disclosed and will continually be disclosed to the Company. His compensation is $150,000 per year, inclusive of his director’s fees and an award of 100,000 shares vested quarterly, over three years. The shares will be issued once a year, beginning on the first year anniversary date. Additional bonuses at year end will be at the discretion of the CEO, and subject to approval by the Board of Director’s Compensation Committee.  Pursuant to his letter agreement, Mr. Robinson is an insider of the Company and has signed the Company’s Non- Disclosure Agreement.

Mr. Clayton Fong,  Vice President US Operations, base salary was increased to $250,000 for fiscal year 2011. On March 19, 2012, Mr. Fong’s base annual salary was decreased to $162,500, plus benefits on a half time basis. Mr. Fong annual compensation was $216,288 in fiscal year 2012 and $162,496 in 2013. On September 3, 2011, the company granted Mr. Fong 150,000 shares vested over three years. An aggregate of 100,000 shares have vested for the fiscal years of 2012 and 2013. Additional bonuses at year end will be at the discretion of the CEO, and subject to approval by the Compensation Committee.  Pursuant to his letter agreement, Mr. Fong is an insider of the Company and has signed the Company’s Non- Disclosure Agreement.

Mr. Edmund Moy, Vice President Corporate Infrastructure, entered into a letter agreement on December 13, 2010,

Mr. Moy’s annual compensation has been reduced to $180,000 plus benefits. The company vested and issued 33,333 of 100,000 shares common stock January 10, 2012. The remaining 66,667 shares common stock were vested in fiscal year 2013. Additional bonuses at year end will be at the discretion of the CEO, and subject to approval by the Compensation Committee.  Pursuant to his letter agreement, Mr. Moy was an insider of the Company and has signed the Company’s Non- Disclosure Agreement.

Grants of Plan-Based Awards – 2013

                The following table shows information regarding the incentive awards granted to or modified for the named executive officers as of April 30, 2013.

Grants of Plan-Based Awards

Name	Grant date	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
Dickson Lee	09/01/2012		80,000	2	$1.83
Dickson Lee	01/27/2013	28,571			$1.75
Clayton Fong	09/01/2012		80,000	2	$1.83
Clayton Fong	01/27/2013	28,571			$1.75
Edmund Moy	10/12/2012	20,000			$1.83

Outstanding Equity Awards at 2013 Year-End

The following table shows information regarding the outstanding equity awards held by each of the named executive officers as of April 30, 2013.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Dickson Lee	53,333	26,667	-	2	09/01/2017	-	-	-	-
Clayton Fong	53,333	26,667	-	2	09/01/2017	50,000	193,500	-	-
Ian Robinson	-	-	-	-	-	66,665	257,994	38,887	150,493
Edmund Moy	-	-	-	-	-	20,000	77,400	-	-

Option Exercises and Stock Vested—2013

The following table shows information regarding the exercise of stock options by named executive officers during 2013, and information on the vesting during 2013 of other stock awards previously granted to the named executive officers.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Dickson Lee	-	-	-	-
Clayton Fong	-	-	50,000	168,500
Ian Robinson	-	-	27,778	141,668
Edmund Moy	-	-	-	-

Equity Compensation Plan Information

The following table shows certain information, as of April 30, 2013, concerning shares of the Company’s common stock authorized for issuance under the Company’s equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,200,000	$2.81	32,617
Equity compensation plans not approved by security holders	2,389,274	$3.03	-
Total	6,589,274	$2.81 / 3.03	32,617

REPORT OF THE AUDIT COMMITTEE

The information set forth in this Report of the Audit Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

The Audit Committee of the Board of Directors is comprised of the directors named below.  Each member of the Audit Committee is an independent director as defined by NASDAQ rules.  A written charter adopted by the Board of Directors governs the Audit Committee’s activities.  The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.

Kabani & Co., Inc., our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee has discussed with Kabani & Co., Inc. the matters required to be discussed by the statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements.  The Audit Committee has received the written disclosures and the letter from Kabani & Co., Inc. required by the Public Company Accounting Oversight Board regarding Kabani & Co., Inc.’s communications with the Audit Committee concerning independence and has discussed with Kabani & Co., Inc. their independence from the Company.  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 and in our fiscal year 2013 Annual Report to Stockholders.

Submitted by the members of the Audit Committee of the Board of Directors,

Mohan Datwani

Mr. Jingcai Yang

Dr. Syd Peng

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The number of directors on the Board is increased from five members to six members. The Board has nominated the four of the existing members of the Board for re-election and two new candidates to fill in the remaining seats on the Board. Mr. Clayton Fong has chosen not to seek re-election at the upcoming Annual Meeting due to personal reasons. His decision not to seek re-election is not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

If a nominee is unable or unwilling to serve as a director at the time of the Annual Meeting (e.g., by withdrawing his or her nomination), the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company.

Information with Respect to Director Nominees

             The Board is nominating the following director nominees: Dickson V. Lee, Syd S. Peng, Jingcai Yang, Mohan Datwani, Joseph Borich, and James Schaeffer. The information for four director nominees –Dickson V. Lee, Syd S. Peng, Jingcai Yang, and Mohan Datwani – is set forth under the section “Directors.” Listed below is information regarding the director nominees –Joseph Borich and James Schaeffer.

Mr. Joseph Borich, MBA, Independent Director - Mr. Borich, 69, is Executive Director of the Washington State China Relations Council, which represents over 160 American corporations - including Boeing, Microsoft, and other Fortune 500 companies - with interests or holdings in China. Mr. Borich was the American Consul General to Shanghai in the 1990's, and has held a number of positions within the US State Department. Mr. Borich previously served as a Board member of the Company from 2005 to 2010.

Pursuant to the recommendation of the Corporate Governance and Nomination Committee, the Board has nominated Mr. Borich due to his business knowledge, leadership, and operational experience. In addition, Mr. Borich has considerable knowledge regarding U.S. – China relations and has previous experience as a board member of the Company.

Mr. James Schaeffer, MBA, Executive Director – Mr. Schaeffer, 64, was previously stationed in Beijing as the Executive Director—Asia Pacific of John T. Boyd Company, a top coal engineering firm. Mr. Schaeffer has over three decades of mining experience and has participated in projects throughout Asia, including China and Southeast Asia. He is known internationally and throughout the Asia-Pacific region by many leading corporations and banking and financial institutions in the energy and resource sectors. Mr. Schaeffer is a Registered Professional Engineer in Kentucky, Pennsylvania and West Virginia. He is also a member of the International Society of Mining, Metallurgy, and Exploration. Mr. Schaeffer also holds a degree in Mining Engineering from the University of Pittsburgh.

Pursuant to the recommendation of the Corporate Governance and Nomination Committee, the Board has nominated Mr. Schaeffer due to his business knowledge, leadership, and operational experience working in both Asia and the US. In addition, Mr. Schaeffer brings to the Board knowledge regarding mining and mining acquisitions in China.

Vote required

A plurality of the votes cast is required for approval of this proposal. Votes may be cast in favor or withheld. Votes withheld in connection with the election of one or more of the nominees for directors will not be counted as votes cast for such individuals. Broker non-votes will have no effect on the election of directors.

The Board recommends a vote “FOR ALL NOMINEES” listed in Proposal One for election to the Board.

PROPOSAL 2

APPROVAL OF THE 2013 STOCK INCENTIVE PLAN

There is being submitted to the stockholders at the Annual Meeting, the ratification and approval of the Company’s 2013 Stock Incentive Plan (the “Stock Incentive Plan”), a copy of which is included as Appendix A, pursuant to which the Company may grant an aggregate of 5,500,000 shares of the Company’s Common Stock to the Company’s directors, officers, employees or consultants.

General

The following is a summary of the principal features of the Stock Incentive Plan.  This summary, however, does not purport to be a complete description of all of the provisions of the Stock Incentive Plan.  It is qualified in its entirety by reference to the full text of the Stock Incentive Plan.  A copy of the Stock Incentive Plan has been filed with the Securities and Exchange Commission with this Proxy Statement as Appendix A, and any stockholder who wishes to obtain a copy of the Stock Incentive Plan may do so by written request to the Company’s Secretary at the Company’s principal executive offices in Seattle, Washington.

Share Reserve

The aggregate number of shares available for issuance under the Stock Incentive Plan is 5,500,000 shares of common stock.  If awards under the Stock Incentive Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the Stock Incentive Plan.  Stock appreciation rights will be counted in full against the number of shares available for issuance under the Stock Incentive Plan, regardless of the number of shares issued upon settlement of the stock appreciation rights.

No participant in the Stock Incentive Plan may be granted awards during any fiscal year in excess of any of the following limits: options covering in excess of 550,000 shares; stock appreciation rights covering in excess of 550,000 shares; or stock grants or stock units in the aggregate covering in excess of 550,000 shares.  In addition, non-employee directors may only be granted awards under the Stock Incentive Plan covering 50,000 or fewer shares per fiscal year.  Non-employee directors may also elect to receive all or a specified portion of their regular annual cash retainer in fully vested shares of the Company’s common stock (or deferred stock units) based on the fair market value of the shares on the date any regular annual cash retainer would otherwise be paid.  Any shares or stock units received in lieu of any portion of a regular annual cash retainer will not count against the limit on the total number of shares that may be granted to a non-employee director during any fiscal year.

In the event of a subdivision of the outstanding shares of the Company’s common stock, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, a recapitalization, a spin-off or a similar occurrence, the Stock Incentive Plan administrator will make appropriate adjustments to the number of shares and kind of shares or securities issuable under the Stock Incentive Plan (on both an aggregate and per-participant basis) and under each outstanding award, to the award limits set forth in the preceding paragraph, and to the exercise price of outstanding options and stock appreciation rights.

Administration

The Compensation Committee administers the Stock Incentive Plan.  The Stock Incentive Plan administrator has complete discretion, subject to the provisions of the Stock Incentive Plan, to authorize the award of stock options, stock grants, stock units and stock appreciation rights awards under the Stock Incentive Plan.  Notwithstanding the foregoing, only the full Board of Directors may grant and administer awards under the Stock Incentive Plan to non-employee directors.

Eligibility and Types of Awards under the Stock Incentive Plan

The Stock Incentive Plan permits the granting of stock options, stock grants, stock units and stock appreciation rights by the Stock Incentive Plan administrator.  Stock appreciation rights may be awarded in combination with stock options or stock grants and such awards will provide that the stock appreciation rights will not be exercisable unless the related stock options or stock grants are forfeited.  Stock grants may be awarded in combination with non-statutory stock options, and such awards may provide that the stock grants will be forfeited if the related non-statutory stock options are exercised.

Employees (including employee directors and executive officers) and consultants of the Company and its subsidiaries and affiliates and non-employee directors of the Company are eligible to participate in the Stock Incentive Plan.  As of August 16, 2013, over 1300 employees (including executive officers) and consultants are eligible to participate in the Stock Incentive Plan.  Two non-employee directors are eligible to participate in the Stock Incentive Plan.

Options

The Stock Incentive Plan administrator may grant non-statutory stock options or incentive stock options under the Stock Incentive Plan.  However, the Stock Incentive Plan administrator does not have the authority to grant stock options that automatically provide for the grant of new stock options upon their exercise.  The number of shares covered by each stock option granted to a participant will be determined by the Stock Incentive Plan administrator.

The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals, or both, and/or other conditions.  Unless otherwise provided by the Stock Incentive Plan administrator, stock options become exercisable with respect to 20% of the shares covered by the option on each of the first through fifth anniversaries of the date of grant; provided that the recipient’s service has not terminated.  The stock option exercise price is established by the Stock Incentive Plan administrator and must be at least 100% of the per share fair market value (110% for incentive stock option grants to 10% stockholders) of the Company common stock on the date of grant.  Repricing of stock options is prohibited unless stockholder approval is obtained.  Unless the Stock Incentive Plan administrator provides for other expiration, stock options will expire five years after the date of grant.

Unless otherwise provided by the Stock Incentive Plan administrator, unvested stock options will expire upon termination of the optionee’s service with the Company and vested stock options will expire three months following a termination for any reason other than death, disability, or cause; eighteen months following a termination for death or disability; and immediately following a termination for cause.

Under the Stock Incentive Plan, the stock option exercise price must be paid at the time the shares are purchased.  Consistent with applicable laws, regulations and rules, payment of the exercise price of a stock option may be made in cash (including by check, wire transfer or similar means), by cashless exercise, by surrendering or attesting to previously acquired shares of the Company common stock, or by any other legal consideration.

Stock Grants

The Stock Incentive Plan administrator may award stock grants under the Stock Incentive Plan.  At the time of the stock grant, participants may be required to pay cash or other legal consideration approved by the Stock Incentive Plan administrator, but the Stock Incentive Plan does not establish a minimum purchase price for shares awarded as stock grants.  Stock grants are comprised of shares of the Company common stock. The number of shares associated with each stock grant will be determined by the Stock Incentive Plan administrator.  The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals, or both, and/or other conditions.  When the stock grant award conditions are satisfied, then the participant is vested in the shares and has complete ownership of the shares.  Unless otherwise provided by the Stock Incentive Plan administrator, stock grants vest with respect to 20% of the shares covered by the grant on each of the first through fifth anniversaries of the date of grant; provided that the recipient’s service has not terminated.

Stock Units

The Stock Incentive Plan administrator may award stock units under the Stock Incentive Plan.  Participants are not required to pay any consideration to the Company at the time of grant of a stock unit.  The number of shares covered by each stock unit award will be determined by the Stock Incentive Plan administrator.  The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals, or both, and/or other conditions.  Unless a deferral election is made, when the participant satisfies the vesting conditions of the stock unit award, the Company will pay the participant cash or shares of the Company common stock or any combination of both to settle the vested stock units.  Conversion of the stock units into cash may be based on the average of the fair market value of a share of the Company common stock over a series of trading days or on other methods.  Unless otherwise provided by the Stock Incentive Plan administrator, stock units vest with respect to 20% of the shares covered by the grant on each of the first through fifth anniversaries of the date of grant; provided that the recipient’s service has not terminated.

Stock Appreciation Rights

The Stock Incentive Plan administrator may grant stock appreciation rights under the Stock Incentive Plan.  However, the Stock Incentive Plan administrator does not have the authority to grant stock appreciation rights that automatically provide for the grant of new stock appreciation rights upon their exercise.  The number of shares covered by each stock appreciation right will be determined by the Stock Incentive Plan administrator.

The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions.  Unless otherwise provided by the Stock Incentive Plan administrator, stock appreciation rights become exercisable with respect to 20% of the shares subject to the stock appreciation right on each of the first through fifth anniversaries of the date of grant; provided that the participant’s service has not terminated.  The stock appreciation right exercise price is established by the Stock Incentive Plan administrator and must be at least 100% of the per share fair market value of the Company common stock on the date of grant.  Repricing of stock appreciation rights is prohibited unless stockholder approval is obtained.  Unless the Stock Incentive Plan administrator provides for earlier expiration, stock appreciation rights will expire five years after the date of grant.  Unless otherwise provided by the Stock Incentive Plan administrator, unvested stock appreciation rights expire upon termination of the participant’s service with the Company and vested stock appreciation rights expire three months following a termination for any reason other than death, disability, or cause; eighteen months following a termination for death or disability; and immediately following a termination for cause.

Upon exercise of a stock appreciation right, the participant receives payment from the Company in an amount determined by multiplying (a) the difference between (i) the fair market value of a share on the date of exercise and (ii) the exercise price times (b) the number of shares with respect to which the stock appreciation right is exercised.  Stock appreciation rights may be paid in cash, shares of the Company common stock or any combination of both, as determined by the Stock Incentive Plan administrator.

Performance Goals

Awards under the Stock Incentive Plan may be made subject to performance conditions as well as time-vesting conditions.  Such performance conditions may be established and administered in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), for awards intended to qualify as “performance-based compensation” thereunder.  To the extent that performance conditions under the Stock Incentive Plan are applied to awards intended to qualify as performance-based compensation under Code Section 162(m), such performance conditions shall be based on an objective formula or standard utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Compensation Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales; (vii) revenue; (viii) profits before interest and taxes; (ix) expenses; (x) cost of goods sold; (xi) profit/loss or profit margin; (xii) working capital; (xiii) return on capital, equity or assets; (xiv) earnings per share; (xv) economic value added; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) write-offs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) intellectual property (e.g., patents); (xxv) product development; (xxvi) regulatory activity and compliance; (xxvii)  manufacturing, production or inventory; (xxviii)  mergers and acquisitions or divestitures; (xxix)  financings; (xxx) environmental performance; (xxxi) strategic alliances; (xxxii) customer diversification; (xxxiii) mine usage rights; (xxxiv) proven and probable reserves and/or (xxxv) customer satisfaction, each with respect to the Company and/or one or more of its affiliates or operating units.

Vesting Acceleration

For awards that are subject to vesting provisions, the Stock Incentive Plan administrator may provide, at the time of grant of such awards or any time thereafter, that such awards will vest and become immediately exercisable in full if the Company is acquired by merger or asset sale or if there is a hostile takeover of the Company, whether through a tender or exchange offer for more than 35% of the Company’s outstanding voting securities which the Board of Directors does not recommend the stockholders accept, or a change in the majority of the members of the Board of Directors as a result of one or more contested elections for board membership.  Unless otherwise provided in the applicable award agreement, outstanding stock options, stock appreciation rights, and stock units will vest and become immediately exercisable in full if the Company is acquired by merger or asset sale, unless such awards are assumed, substituted or replaced by the acquiring entity (or in the case of outstanding stock grants, the related stock grant agreements are assumed).  In addition, the applicable award agreement may provide for accelerated vesting in the event of the participant’s death, disability or other events.

Amendment and Termination

The Board of Directors may amend the Stock Incentive Plan at any time and for any reason; provided that any such amendment will be subject to stockholder approval to the extent stockholder approval is required by applicable laws, regulations, or rules.  The Board of Directors may terminate the Stock Incentive Plan at any time and for any reason, and the Stock Incentive Plan is currently set to terminate upon the tenth anniversary of its adoption unless re-adopted or extended by the stockholders prior to or on such date. The termination or amendment of the Stock Incentive Plan will not impair the rights or obligations of any participant under any award previously made under the Stock Incentive Plan without the participant’s consent, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Stock Incentive Plan administrator.  Therefore, the benefits and amounts that will be received or allocated under the Stock Incentive Plan are not determinable at this time.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the Stock Incentive Plan based on federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances.  The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law.  The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Stock Incentive Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right.  For non-statutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise.  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax.  The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise).  If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

For stock grant awards, unless vested or the participant elects to be taxed at the time of grant, the participant will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time an award of stock units is granted.  When vested stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).

At the discretion of the Stock Incentive Plan administrator, the Stock Incentive Plan allows a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering or attesting to the Company already-owned shares of the Company common stock.

If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award is subject to withholding taxes (generally not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant, provided that, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to the other covered employees under Code Section 162(m).  The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the stockholders (e.g., see Performance Goals above).  Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m) and the limited availability of binding guidance thereunder, the Company cannot guarantee that the awards under the Stock Incentive Plan will qualify for exemption under Code Section 162(m).  However, the Stock Incentive Plan is structured with the intention that the Compensation Committee will have the discretion to make awards under the Stock Incentive Plan that would qualify as “performance-based compensation” and be fully deductible.  Accordingly, the Company is seeking stockholder approval of the Stock Incentive Plan to comply with Code Section 162(m).

Vote Required

The affirmative vote of a majority of the shares of the Company common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this Proposal.

The Board recommends that the stockholders vote “For” the approval of the Company’s 2013 Stock Incentive Plan.

PROPOSAL 3:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

                The Company provides its stockholders with the opportunity to cast an annual advisory vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables) (a “say-on-pay proposal”). The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

                At the Company’s 2012 annual meeting of stockholders, approximately 98% of the votes cast supported the say-on-pay proposal. The Compensation Committee believes this affirmed stockholders’ support of the Company’s approach to executive compensation.

    We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

                RESOLVED, that the stockholders of L&L Energy, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2013 Proxy Statement, as such compensation is disclosed in the Company’s 2013 Proxy Statement pursuant to disclosure rules of the Securities and Exchange Commission, which disclosure includes the Proxy Statement’s the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables.

    Because your vote is advisory, it will not be binding on either the Board. However, the Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board, any Board committee or the Company.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

    The Board recommends that stockholders vote to approve the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC. AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Kabani & Company, Inc. (“Kabani”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2014.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Kabani as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Kabani are not expected to be present at the Annual Meeting.

Fees of Independent Registered Public Accounting Firm

                For work performed in regard to the fiscal years ended April 30, 2013 and 2012, we paid Kabani the following fees for services, as categorized:

	2013	2012
Audit fees(1)	$386,000	$387,500
Audit-Related fees(2)	$117,594	$108,700
Tax fees	$0	$0
All other fees	$0	$0

___________________

(1) Includes fees for audit services principally relating to the annual audit and quarterly reviews.

(2) Includes fees related to valuation fees.

Pre-Approval Policies and Procedures

                The charter of our Audit Committee provides that it has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934 and (iii) all fees and the terms of engagement with respect to such services. All audit and non-audit services performed by Kabani during the fiscal year ended April 30, 2013 were pre-approved pursuant to the procedures outlined above.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF

KPMG (TAIWAN) AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN TAIWAN FOR THE COMPANY’S TAIWAN DEPOSITORY RECEIPT APPLICATION

The Audit Committee has appointed KPMG (TAIWAN) as the Company’s independent registered public accounting firm for the Company’s Taiwan Depository Receipt (“TDR”) application.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the Company’s TDR application in Taiwan. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the application process if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives of KPMG are not expected to be present at the Annual Meeting.

 Pre-Approval Policies and Procedures

                The charter of our Audit Committee provides that it has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934 and (iii) all fees and the terms of engagement with respect to such services. All audit and non-audit services performed by KPMG during the fiscal year ended April 30, 2013 were pre-approved pursuant to the procedures outlined above.

ANNUAL REPORT

This Proxy Statement is accompanied by a copy of our Annual Report. Upon written request to the Company at 130 Andover Park East Suite 200, Seattle, WA 98188, we will provide without charge to each person requesting a copy of our Annual Report including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our Annual Report, are available at www.proxyvote.com.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

To be considered for inclusion in next year's proxy statement, stockholder proposals must be received at our principal executive offices no later than the close of business on April 21, 2014.  However, if the Company schedules its 2014 Annual Meeting of Stockholders earlier than August 13, 2014, or later than October 14, 2014, then the deadline for stockholder proposals will be a reasonable time before the Company begins to print and send its proxy materials to stockholders.  The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if untimely. In addition, all proposals will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Chief Executive Officer, L & L Energy, Inc., 130 Andover Park East, Suite 200, Seattle, Washington 98188.

Stockholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no earlier than June 22, 2014 and no later than July 15, 2014. If a stockholder who wishes to present a proposal fails to notify us in the specified period, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors,

 /s/ Dickson V. Lee

Dickson V. Lee

Chairman and Chief Executive Officer

Seattle, WA

August 16, 2013

Appendix A

L & L ENERGY, INC.

2013 STOCK INCENTIVE PLAN

1.                 INTRODUCTION

The Company’s Board of Directors approved the L & L Energy, Inc. 2013 Stock Incentive Plan on July 10, 2013; provided that the Plan shall become effective upon its approval by the stockholders of the Company.  If the stockholders do not approve the Plan, no Awards will be made under the Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Employees an opportunity to share in such long-term success by acquiring a proprietary interest in the Company.

The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may constitute Incentive Stock Options or Non-statutory Stock Options), Stock Appreciation Rights, Stock Grants, and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions).

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

2.                 DEFINITIONS

“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

“Award” means any award of an Option, SAR, Stock Grant or Stock Unit under the Plan.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

“Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award agreement, commission by a Participant of a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

“Change In Control” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following:

                     i.                        The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization;

                   ii.                        The consummation of the sale, transfer or other disposition of all or substantially all of the Company's assets (other than (1) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (2) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company or (3) to a continuing or surviving entity described in paragraph (i) of this definition in connection with a merger, consolidation or corporate reorganization which does not result in a Change in Control under such paragraph;

                  iii.                        A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either (1) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (2) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

                  iv.                        The consummation of any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 35% of the total voting power represented by the Company's then outstanding voting securities.  For purposes of this paragraph (iv), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

1.       A trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate of the Company;

2.       A corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company;

3.       The Company; and

4.       A corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company; or

                   v.              A complete winding up, liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

“Committee” means a committee described in Section 3.

 “Common Stock” means the Company’s common stock.

“Company” means L & L Energy, Inc., a Nevada corporation.

“Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

“Non-Employee Director” means a member of the Board who is not an Employee.

“Non-statutory Stock Option” or “NSO” means a stock option that is not an ISO.

 “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

“Optionee” means an individual, estate or other entity that holds an Option.

“Covered Employees” means those persons who are subject to the limitations of Code Section 162(m).

“Director” means a member of the Board who is also an Employee.

“Disability” means, except as may otherwise be provided in an Award agreement, that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Employee” means an individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

“Fair Market Value” means the market price of a Share as determined in good faith by the Committee.  The Fair Market Value shall be determined by the following: (i) If the Shares were traded over-the-counter or listed with NASDAQ on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for the date in question or (ii) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange on the date in question, the Fair Market Value is the closing selling price for the Common Stock as such price is officially quoted in the composite tape of transactions on the exchange determined by the Committee to be the primary market for the Common Stock for the date in question; provided, however, that if there is no such reported price for the Common Stock for the date in question under (i) or (ii), then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

        If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal.  Such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Grant” means any grant of an Award under the Plan.

“Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

“Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

“Non-Employee Director” means a member of the Board who is not an Employee.

 “Non-statutory Stock Option” or “NSO” means a stock option that is not an ISO.

 “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

“Optionee” means an individual, estate or other entity that holds an Option.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means an individual or estate or other entity that holds an Award.

“Performance Goal” means an objective formula or standard utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Compensation Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales; (vii) revenue; (viii) profits before interest and taxes; (ix) expenses; (x) cost of goods sold; (xi) profit/loss or profit margin; (xii) working capital; (xiii) return on capital, equity or assets; (xiv) earnings per share; (xv) economic value added; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) write-offs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) intellectual property (e.g., patents); (xxv) product development; (xxvi) regulatory activity and compliance; (xxvii)  manufacturing, production or inventory; (xxviii)  mergers and acquisitions or divestitures; (xxix)  financings; (xxx) environmental performance; (xxxi) strategic alliances; (xxxii) customer diversification; (xxxiii) mine usage rights; (xxxiv) proven and probable reserves and/or (xxxv) customer satisfaction, each with respect to the Company and/or one or more of its affiliates or operating units.

“Performance Period” means any period not exceeding 36 months as determined by the Committee, in its sole discretion.  The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

“Plan” means this L & L Energy, Inc. 2013 Stock Incentive Plan as it may be amended and/or restated from time to time.

“Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s), whether through amendment, cancellation, or replacement grants, or any other means.

“SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

“SEC” means the Securities and Exchange Commission.

“Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means service as an Employee, Director, Non-Employee Director or Consultant.  A Participant’s Service does not terminate when continued service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.  Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.

                “Share” means one share of Common Stock.

“Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

“Stock Grant” means Shares awarded under the Plan.

“Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Grant.

“Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

“Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

“Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of a Stock Unit.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains (or loses) the status of a Subsidiary on a date after the adoption of the Plan shall be considered (or cease to be considered) a Subsidiary commencing as of such date.

“10-Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.                   ADMINISTRATION

a.                   Committee Composition.  The Board or a Committee appointed by the Board shall administer the Plan.  Unless the Board provides otherwise, the Company’s Compensation Committee shall be the Committee.  Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.  The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to

Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company (or such fewer number of directors permitted under applicable corporate law) who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

              Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to Non-Employee Directors, shall grant Awards under the Plan to such Non-Employee Directors, and shall determine all terms of such Awards.

b.                   Authority of the Committee.  Subject to the provisions of the Plan, the Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration of the Plan.  Such actions shall include:

(i)                   selecting Key Employees who are to receive Awards under the Plan;

(ii)                 determining the type, number, vesting requirements and other features and conditions of such Awards and amending such Awards;

(iii)                correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Award agreement;

(iv)               accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)                 interpreting the Plan;

(vi)               making all other decisions relating to the operation of the Plan; and

(vii)              adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by Key Employees of the Company and its Subsidiaries and Affiliates who reside outside the U.S., which plans and/or subplans shall be attached hereto as Appendices.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

  c.                    Indemnification.  To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

4.                   GENERAL

                                a.                   General Eligibility.  Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee, in its sole discretion.

b.                   Incentive Stock Options.  Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, a Key Employee who is a 10-Percent Stockholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

c.                    Restrictions on Shares.  Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion.  Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.  In no event shall the Company be required to issue fractional Shares under this Plan.

d.                   Beneficiaries.  Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

e.                    Performance Conditions.  The Committee may, in its discretion, include performance conditions in an Award or grant an Award upon the satisfaction of performance conditions.  If performance conditions are included in Awards to Covered Employees, then such Awards may be subject to the achievement of Performance Goals established by the Committee.  Such Performance Goals shall be established and administered pursuant to the requirements of Code Section 162(m).  Before any Shares underlying an Award or any Award payments subject to Performance Goals are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied.  Awards with performance conditions that are granted to Key Employees who are not Covered Employees need not comply with the requirements of Code Section 162(m).

f.                    No Rights as a Stockholder.  A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

g.                    Termination of Service.  Unless the applicable Award agreement or, with respect to Participants who reside in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the expiration term of the Option or SAR as applicable): (i) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration; (ii) if the Service of a Participant is terminated for Cause, then all unexercised Options and SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if the Service of a Participant is terminated for any reason other than for Cause, death, or Disability, then the vested portion of his or her then-outstanding Options and/or SARs may be exercised by such Participant or his or her personal representative within three months after the date of such termination; or (iv) if the Service of a Participant is terminated due to death or Disability, the vested portion of his or her then-outstanding Options and/or SARs may be exercised within twelve months after the date of termination of Service.

h.                   Director Fees.  Subject to approval by the Board on such other terms approved by the Board and in accordance with the deferral election and other rules of Section 409A of the Code, each Non-Employee Director may elect to receive a Stock Grant or Stock Unit under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid.  For purposes of the Plan, a Non-Employee Director’s regular annual retainer shall not include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason.  Such an election may be for any dollar or percentage amount equal to at least 25% of the Non-Employee Director’s regular annual retainer (up to a limit of 100% of the Non-Employee Director’s regular annual retainer).  Any amount of the regular annual retainer not elected to be received as a Stock Grant or Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures.  Shares granted under this Section 4(h) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

5.                   SHARES SUBJECT TO PLAN AND SHARE LIMITS

a.                   Basic Limitations.  The stock issuable under the Plan shall be authorized but unissued Shares.  The aggregate number of Shares reserved for Awards under the Plan shall not exceed 5,500,000 Shares, subject to adjustment pursuant to Section 11.  Shares issued as Stock Grants or pursuant to Stock Units will count against the Shares available for issuance under the Plan as 1.5 Shares for every 1 Share issued in connection with the Award.

b.                   Additional Shares.  If Awards are forfeited or are terminated for any reason before being exercised or settled, then the Shares underlying such Awards, plus the number of additional Shares, if any, that counted against Shares available for issuance under the Plan in respect thereof at the time of Grant, shall again become available for Awards under the Plan.  If a Previous Plan Award is forfeited or is terminated for any other reason before being exercised or settled, then the Shares underlying such Previous Plan Award shall again become available for Awards under this Plan.  SARs shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs.

c.                    Dividend Equivalents.  Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

d.                   Share Limits.

(i)                   Limits on Options.  Subject to adjustment pursuant to Section 11, no Key Employee shall receive Options to purchase Shares during any Fiscal Year covering in excess of 550,000 Shares and the aggregate maximum number of Shares that may be issued in connection with ISOs shall be 5,500,000 Shares.

(ii)                 Limits on SARs.  Subject to adjustment pursuant to Section 11, no Key Employee shall receive Awards of SARs during any Fiscal Year covering in excess of 550,000 Shares and the aggregate maximum number of Shares that may be issued in connection with SARs shall be 5,500,000 Shares.

(iii)             Limits on Stock Grants and Stock Units.  Subject to adjustment pursuant to Section 11, no Key Employee shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 550,000 Shares.

(iv)               Limits on Awards to Non-Employee Directors.  Subject to adjustment pursuant to Section 11, no Non-Employee Director shall receive Awards during any Fiscal Year covering,   in the aggregate, in excess of 50,000 Shares; provided that any Shares received pursuant to an election under Section 4(h) shall not count against such limit.

6.                   TERMS AND CONDITIONS OF OPTIONS

a.                   Stock Option Agreement.  Each Grant of an Option under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions).  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

b.                   Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 11.

c.                    Exercise Price.  An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement.  The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO grants to 10-Percent Stockholders) on the date of Grant.

d.                   Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from the date of Grant.  Unless the applicable Stock Option Agreement provides otherwise, each Option shall vest with respect to 20% of the Shares subject to the Option upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date, and the term of the Option shall be five years from the date of Grant.  A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.  Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement and no Option may provide that, upon exercise of the Option, a new Option will automatically be granted.

e.                    Modifications or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not Re-Price outstanding Options unless there is approval by the Company stockholders and, unless a modification is necessary or desirable to comply with any applicable law, regulation or rule, such modification of an Option shall not, without the consent of the Optionee, impair his or her rights or obligations under such Option.

f.                    Assignment or Transfer of Options.  Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution.  Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee.  No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

 7.                   PAYMENT FOR OPTION SHARES

The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

(i)                   Surrender of Stock.  Payment for all or any part of the Exercise Price or Options may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration.  Such Shares shall be valued at their Fair Market Value.

(ii)                 Cashless Exercise.  Payment for all or any part of the Exercise Price may be made through Cashless Exercise or a net exercise mechanism at the Committee's sole discretion.

(iii)                Other Forms of Payment.  Payment for all or any part of the Exercise Price may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.  The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.  In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

8.                   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

a.                   SAR Agreement.  Each Grant of a SAR under the Plan shall be evidenced and governed exclusively by a SAR Agreement between the Participant and the Company.  Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a SAR Agreement (including without limitation any performance conditions).  A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Participant’s compensation.

b.                   Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall be subject to adjustment of such number in accordance with Section 11.

c.                    Exercise Price.  Each SAR Agreement shall specify the Exercise Price which shall be established by the Committee.  The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Grant.

d.                   Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of Grant.  Unless the applicable SAR Agreement provides otherwise, each SAR shall vest with respect to 20% of the Shares subject to the SAR upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date, and the term of the SAR shall be five years from the date of Grant.  A SAR Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.  SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited.  A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO.  No SAR    may provide that, upon exercise of the SAR, a new SAR will automatically be granted.

e.                    Exercise of SARs.  If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.  Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine at the time of Grant of the SAR, in its sole discretion.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Shares

f.                    Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not Re-Price outstanding SARs unless there is approval by the Company stockholders and, unless a modification is necessary or desirable to comply with any applicable law, regulation or rule, such modification of a SAR shall not, without the consent of the Participant, impair his or her rights or obligations under such SAR.

g.                    Assignment or Transfer of SARs.  Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution.  Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant.  No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

9.                   TERMS AND CONDITIONS FOR STOCK GRANTS

a.                   Amount and Form of Awards.  Awards under this Section 9 may be granted in the form of a Stock Grant.  Each Stock Grant Agreement shall specify the number of Shares to which the Stock Grant pertains and shall be subject to adjustment of such number in accordance with Section 11.  A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited if the related NSOs are exercised.

b.                   Stock Grant Agreement.  Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company.  Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement (including without limitation any performance conditions).  The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

c.                    Payment for Stock Grants.  Stock Grants may be issued with or without cash consideration or any other form of legally permissible consideration approved by the Committee.

d.                   Vesting Conditions.  Each Stock Grant may or may not be subject to vesting.  Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Grant Agreement which may include Performance Goals pursuant to Section 4(e).  Unless the applicable Stock Grant Agreement provides otherwise, each Stock Grant shall vest with respect to 20% of the Shares subject to the Stock Grant upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date.  A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

e.                    Assignment or Transfer of Stock Grants.  Except as provided in the applicable Stock Grant Agreement, and then only to the extent permitted by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law.  Any act in violation of this Section 9(e) shall be void.  However, this Section 9(e) shall not preclude a Participant from designating a beneficiary who will receive any vested outstanding Stock Grant Awards in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Grant Awards by will or by the laws of descent and distribution.

f.                    Voting and Dividend Rights.  The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant.  Such additional Shares subject to the Stock Grant and any dividends paid in stock shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid.  Such additional Shares subject to the Stock Grant and any stock dividends shall not reduce the number of Shares available for issuance under Section 5.

g.                    Modification or Assumption of Stock Grants.  Within the limitations of the Plan, the Committee may modify or assume outstanding stock grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not modify an outstanding Stock Grant such that the modification shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.

10.                TERMS AND CONDITIONS OF STOCK UNITS

a.                   Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced and governed exclusively by a Stock Unit Agreement between the Participant and the Company.  Such Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Unit Agreement (including without limitation any performance conditions).  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

b.                   Number of Shares.  Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and shall be subject to adjustment of such number in accordance with Section 11.

c.                    Payment for Stock Units.  Stock Units shall be issued without consideration.

d.                   Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Unit Agreement which may include Performance Goals pursuant to Section 4(e).  Unless the applicable Stock Unit Agreement provides otherwise, each Stock Unit shall vest with respect to 20% of the Shares subject to the  Stock Unit upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date.  A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

e.                    Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash and stock dividends paid on the number of Shares covered by the Stock Units while the Stock Units are outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

f.                    Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Stock Units, in its sole discretion.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  Vested Stock Units may be settled in a lump sum or in installments as determined by the Committee at the time of grant.  The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred if permitted by the Committee, in accordance with applicable law, to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

g.                    Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

h.                   Modification or Assumption of Stock Units.  Within the limitations of the Plan, the Committee may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not modify an outstanding Stock Unit such that the modification shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.

i.                     Assignment or Transfer of Stock Units.  Except as provided in the applicable Stock Unit Agreement, and then only to the extent permitted by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law.  Any act in violation of this Section 10(i) shall be void.  However, this Section 10(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

11.                PROTECTION AGAINST DILUTION

a.                   Adjustments.  In the event of a stock split, reverse stock split, subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a reclassification of the Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, split-up, distribution, exchange of Shares, repurchase of Shares, change in corporate structure, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments to the following:

(i)                   the number of Shares and the kind of shares or securities available for future Awards under Section 5;

(ii)                 the limits on Awards specified in Section 5;

(iii)                the number of Shares and the kind of shares or securities covered by each outstanding Award; or

(iv)               the Exercise Price under each outstanding SAR or Option.

b.                   Participant Rights.  Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.  If by reason of an adjustment pursuant to this Section 11 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

c.                    Fractional Shares.  Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares.  Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

12.                EFFECT OF A CHANGE IN CONTROL AND OTHER CORPORATE TRANSACTIONS

a.                   Merger or Reorganization.  If the Company is a party to a merger, reorganization or other corporate transaction, outstanding Awards shall be subject to the agreement providing for such merger, reorganization or corporate transaction.  Such agreement need not provide for uniform treatment of Awards (or portions thereof) and may provide, without limitation, for the assumption of outstanding Awards (or portions thereof) by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.

b.                   Acceleration.  The Committee may determine, at the time of grant of an Award or thereafter, that such Award shall become vested and exercisable, in full or in part, in the event of a Change In Control.

c.                    Dissolution.  To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

13.                LIMITATIONS ON RIGHTS

a.                   No Entitlements.  A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award.  By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards.  Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to    remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate.  The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

b.                   Stockholders’ Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 11.

c.                    Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

14.                WITHHOLDING TAXES

a.                   General.  A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award.  The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

b.                   Share Withholding.  If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations (such obligations determined at the minimum statutory withholding rates) by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering or attesting to all or a portion of any Shares that he or she previously acquired (which have been held for such period of time to avoid adverse accounting consequences).  Except as otherwise determined by the Committee, such Shares shall be valued at the Fair Market Value as of the date the tax obligations are required to be withheld or remitted.  Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC.  The Committee may, in its discretion, also permit a Participant to satisfy withholding or income tax obligations related to an Award through Cashless Exercise or through a sale of Shares underlying the Award.

15.                DURATION AND AMENDMENTS

a.                   Term of the Plan.  The Plan shall become effective upon its approval by Company stockholders.  The Plan shall terminate on the tenth anniversary of its adoption by the Board and may be terminated on any earlier date pursuant to this Section 15.

b.                   Right to Amend or Terminate the Plan.  The Board may amend or terminate the Plan at any time and for any reason.  The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Award previously granted under the Plan without the Participant’s consent, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.  No Awards shall be granted under the Plan after the Plan’s termination.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent such approval is otherwise required by applicable laws, regulations or rules.